SCHEDULE 14A

(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CORNERSTONE STRATEGIC VALUE FUND, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CORNERSTONE STRATEGIC VALUE FUND, INC.
225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 16, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 16, 2019: THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT HTTP://WWW.CORNERSTONESTRATEGICVALUEFUND.COM/DATA/SITES/21/MEDIA/DOCS/CLM_PROXY_FINAL.PDF.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the “Fund”), will be held at 11:30 a.m., Eastern Time, on April 16, 2019 at the First Floor Conference Room, 1075 Hendersonville Rd., Asheville, NC 28803, for the following purposes:

1.	To approve the election of two directors to hold office until the year 2022 Annual Meeting of Stockholders (Proposal 1);

2.	To approve a new investment management agreement with Cornerstone Advisors Asset Management LLC (Proposal 2); and

3.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on February 19, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual reports are available free of charge for any stockholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, by calling (866) 668-6558, or by visiting the Fund’s website at www.cornerstonestrategicvaluefund.com.

By Order of the Board of Directors

Hoyt M. Peters
Secretary

Dated: March 1, 2019

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

CORPORATE ACCOUNTS	VALID SIGNATURE

(1) ABC Corp.	ABC Corp (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

CORNERSTONE STRATEGIC VALUE FUND, INC.
225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 16, 2019

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the “Fund”) for use at the Annual Meeting of Stockholders for the year 2019 (the “Meeting”) to be held 11:30 a.m., Eastern Time, on April 16, 2019 at the First Floor Conference Room, 1075 Hendersonville Rd., Asheville, NC 28803, and at any and all adjournments and postponements thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders of the Fund (“Stockholder(s)”) on or about March 1, 2019.

Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Stockholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Andrew A. Strauss and Glenn W. Wilcox, Sr. as nominees for Class III Director and FOR the approval of a new investment management agreement with Cornerstone Advisors Asset Management LLC.

In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal requiring that the broker has discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

At least a majority of the Fund’s Stockholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

Your vote is being solicited by the directors of the Fund. The cost of soliciting these proxies will be borne by the adviser to the Fund by reimbursing the Fund for solicitation costs. The Fund will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The directors and officers of the Fund, Ultimus Fund Solutions, LLC, the administrator to the Fund (the “Administrator”), and AST Fund Solutions, LLC may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote.

Only holders of issued and outstanding shares of the Fund’s common stock of record at the close of business on February 19, 2019 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on February 19, 2019 was 72,812,780. The Fund is a diversified, closed-end management investment company.

Copies of the Fund’s most recent annual and semi-annual report may be ordered free of charge to any Stockholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by calling (866) 668-6558. This report is not to be regarded as proxy-soliciting material.

This Proxy Statement is first being mailed to Stockholders on or about March 1, 2019.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

In accordance with the Fund’s By-laws, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

At the Meeting, Stockholders will be asked to elect two Class III Directors to hold office until the year 2022 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class III Directors, currently consisting of Mr. Andrew A. Strauss and Mr. Glenn W. Wilcox, Sr., will expire at the year 2022 Annual Meeting or thereafter until his respective successor is duly elected and qualified. If elected, each nominee has consented to serve as a Director of the Fund until his successor is duly elected and qualified. Each nominee was considered and recommended by the Fund’s Nominating and Corporate Governance Committee.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of each nominee. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that either nominee named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table sets forth the name, address, birth date and principal occupation of each nominee for election as Director:

NOMINEES

Name and Address(1) (Birth Date)	Position(s) with Fund	Term of Office Since	Principal Occupation Over Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Nominee for Director Outside of Fund Complex*
Class III Non-Interested Nominees to serve until the Year 2022 Annual Meeting of Stockholders:
Andrew A. Strauss (Nov. 1953)	Director; Chairman of Nominating and Corporate Governance and Audit Committee Committee Member	2001	Attorney and senior member of Strauss & Associates, P.A., Attorneys; Director of Cornerstone Total Return Fund, Inc.	2	None
Glenn W. Wilcox, Sr. (Dec. 1931)	Director; Chairman of Audit Committee and Nominating and Corporate Governance Committee Member	2001	Chairman of the Board of Tower Associates, Inc.; Chairman of the Board of Wilcox Travel Agency, Inc.; Director of Champion Industries, Inc.; Director of Cornerstone Total Return Fund, Inc.	2	Champion Industries, Inc.

(1)	The mailing address of each Nominee with respect to Fund operations is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

*	As of December 31, 2018, the Fund Complex was comprised of the Fund and Cornerstone Total Return Fund, Inc. both of which are managed by Cornerstone Advisors, Inc. (the “Investment Adviser”). Each of the above Directors oversees both of the Funds in the Fund Complex.

REMAINING BOARD OF DIRECTORS

The following tables set forth the name, address, birth date, and principal occupation of each remaining Director of the Fund.

Name and Address(1) (Birth Date)	Position(s) with Fund	Term of Office Since	Principal Occupation Over Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Nominee for Director Outside of Fund Complex*
Class I Non-Interested Director to serve until the Year 2020 Annual Meeting of Stockholders:
Edwin Meese III (Dec. 1931)	Director; Audit, Nominating and Corporate Governance Committee Member	2001	Ronald Reagan Distinguished Fellow Emeritus, The Heritage Foundation, Washington D.C.; Distinguished Visiting Fellow at the Hoover Institution, Stanford University; Director of Cornerstone Total Return Fund, Inc.	2	None
Class I Interested Director to serve until the Year 2020 Annual Meeting of Stockholders:
Ralph W. Bradshaw (Dec. 1950)**	Chairman of the Board of Directors and President	1998	President, Cornerstone Advisors, Inc.; Financial Consultant; President and Director of Cornerstone Total Return Fund, Inc.	2	None

**	Mr. Bradshaw is an “interested person” as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.

Name and Address(1) (Birth Date)	Position(s) with Fund	Term of Office Since	Principal Occupation Over Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Nominee for Director Outside of Fund Complex*
Class II Non-Interested Directors to serve until the Year 2021 Annual Meeting of Stockholders:
Robert E. Dean (Apr. 1951)	Director; Audit, Nominating and Corporate Governance Committee Member	2014	Director, National Bank Holdings Corp.; Director of Cornerstone Total Return Fund, Inc.	2	National Bank Holdings Corp.
Matthew W. Morris (May 1971)	Director; Audit, Nominating and Corporate Governance Committee Member	2017	Chief Executive Officer, Stewart Information Services Corporation; Director of Cornerstone Total Return Fund, Inc.	2	Stewart Information Services Corporation
Scott B. Rogers (July 1955)	Director; Audit, Nominating and Corporate Governance Committee Member	2001	Director, Board of Health Partners, Inc.; Chief Executive Officer, Asheville Buncombe Community Christian Ministry; and President, ABCCM Doctor’s Medical Clinic; Member of North Carolina Governor’s Council on Homelessness (from July 2014); Director of Cornerstone Total Return Fund, Inc.	2	None

(1)	The mailing address of each Nominee/Director with respect to Fund operations is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

*	As of December 31, 2018, the Fund Complex was comprised of the Fund and Cornerstone Total Return Fund, Inc. both of which are managed by Cornerstone Advisors, Inc. (the “Investment Adviser”). Each of the above Directors oversees both of the Funds in the Fund Complex.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Investment Adviser, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Director of the Fund. In addition, the Board values the diverse skill sets and experiences that each Director contributes. The Board considers that its diversity as a whole is as a result of a combination of Directors who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Director provides as a result of his present experiences and his background. Information as of December 31, 2018 discussing the specific experience, skills, attributes and qualifications of each Director which led to the Board’s determination that the Director should serve in this capacity is provided below.

RALPH W. BRADSHAW. Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc. (the “Investment Adviser”) and has served as its President since its inception in 2001. He brings over 25 years of extensive investment management experience and also formerly served as a director of several other closed-end funds. Prior to founding the Investment Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments. His experiences include developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments. In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries. Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the other service providers, counsel and the Fund’s independent auditor. Mr. Bradshaw commits a significant amount of time to the Fund as a Director and Officer, in addition to serving as President of the Investment Adviser. The Board values his strong moral character and integrity.

ROBERT E. DEAN. Mr. Dean is a private investor. From October 2000 to December 2003, Mr. Dean was with Ernst & Young Corporate Finance LLC, a wholly owned broker-dealer subsidiary of Ernst & Young LLP, serving as a Senior Managing Director and member of the Board of Managers from December 2001 to December 2003. From June 1976 to September 2000, Mr. Dean practiced corporate, banking and securities law with Gibson, Dunn & Crutcher LLP. Mr. Dean was Partner-in-Charge of the Orange County, California office from 1993 to 1996 and was a member of the law firm’s Executive Committee from 1996 to 1999. Since June 2009, Mr. Dean has served as a director of National Bank Holdings Corporation (NYSE:NBHC), a bank holding company, serving as chairman of the Nominating and Governance Committee and a member of the Audit & Risk and Compensation Committees. Mr. Dean holds a Bachelor of Arts degree from the University of California, Irvine and a Juris Doctor degree from the University of Minnesota Law School. Mr. Dean’s substantial experience in the public capital markets and merger and acquisition transactions, regulatory matters and public company corporate governance matters qualifies him to serve on the Board of Directors of the Fund. The Board values his strong moral character and integrity.

EDWIN MEESE III. Mr. Meese is a Ronald Reagan Distinguished Fellow Emeritus at The Heritage Foundation. He is also a Distinguished Visiting Fellow at The Hoover Institution, Stanford University. He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations. Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counselor to the President of the United States for Ronald Reagan. Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

MATTHEW W. MORRIS. Mr. Morris is the Chief Executive Officer for Stewart Information Services Company (NYSE:STC), a title insurance and real estate services firm with over 6,500 associates and annual revenues exceeding $2 billion. Mr. Morris provides strategic leadership for the future of the company, focusing on the people strategy, operational alignment, and smart growth and maximizing stockholder value. Mr. Morris originally joined the company in 2004 as Senior Vice President, Planning & Development. Previously, he was the Director of a strategic litigation-consulting firm, offering trial and settlement sciences and crisis management. Mr. Morris received his BBA in Organizational Behavior and Business Policy from Southern Methodist University and his MBA from the University of Texas with a concentration in Finance. Mr. Morris has indicated his willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

SCOTT B. ROGERS. Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years. In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board’s discussions and deliberations, which provides desirable diversity. Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

ANDREW A. STRAUSS. Mr. Strauss is an experienced attorney with a securities law background. He currently manages a law firm specializing in estate planning, probate and estate administration. In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years. He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center. Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

GLENN W. WILCOX, SR. Mr. Wilcox has been a business owner for over 55 years. He has previous business experience in real estate development, radio and oil and gas exploration industries. He serves on the board of directors and audit committee of another public company. From 1996 until 2004, Mr. Wilcox was a member of the board of Appalachian State University, and was chairman of the board from 2001-2003. He has been a private investor in public equities for over 50 years. Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2018. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity in All Funds Overseen by Directors in Fund Complex
NON-INTERESTED DIRECTORS
Robert E. Dean	0	0
Edwin Meese III	0	0
Matthew W. Morris	0	0
Scott B. Rogers	$50,001–$100,000	$50,001–$100,000
Andrew A. Strauss	0	0
Glenn W. Wilcox, Sr.	$10,001–$50,000	$10,001–$50,000

INTERESTED DIRECTOR
Ralph W. Bradshaw	Over $100,000	Over $100,000

EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current principal officers of the Fund are:

Name and Address(1) (Birth Date)	Position with Fund	Term of Office Since	Principal Occupation Over Past 5 Years
Rachel L. McNabb (Apr. 1980)	Chief Compliance Officer	2018	Internal Audit Managing Senior of Camden Property Trust; Chief Compliance Officer of Cornerstone Advisors, Inc.; Chief Compliance Officer of Cornerstone Total Return Fund, Inc.

Name and Address(1) (Birth Date)	Position with Fund	Term of Office Since	Principal Occupation Over Past 5 Years
Hoyt M. Peters (Sep. 1963)	Secretary and Assistant Treasurer	February 2019, 2013	Vice President of AST Fund Solutions, LLC (2013–2018); Secretary of The Asia Pacific Fund, Inc. (2016–2018); Associate of Cornerstone Advisors, Inc. (June 2018 – December 2018); Vice President of Cornerstone Advisors, Inc. (since January 2019); Secretary (since February 2019) and Assistant Treasurer of Cornerstone Total Return Fund, Inc.
Theresa M. Bridge (Dec. 1969)	Treasurer	2018	Vice President and Director of Financial Administration of Ultimus Fund Solutions, LLC; Treasurer of Cornerstone Total Return Fund, Inc.

(1)	The mailing address of each officer with respect to Fund operations is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund’s Investment Adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2018, to each Director of the Fund in his capacity solely as a Director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director	Director Since	Aggregate Compensation From Fund	Total Compensation from the Fund and Fund Complex* Paid to Director
Robert E. Dean	2014	$35,000	$52,500
Glenn W. Wilcox, Sr.	2001	$35,000	$52,500
Andrew A. Strauss	2001	$35,000	$52,500
Edwin Meese III	2001	$35,000	$52,500
Matthew W. Morris	2017	$31,196	$47,066
Scott B. Rogers	2001	$35,000	$52,500
Ralph W. Bradshaw	1998	$0	$0

*	For compensation purposes, the Fund Complex refers to the Fund and Cornerstone Total Return Fund, Inc. both of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2018.

Director Transactions with Fund Affiliates. As of December 31, 2018, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisors, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board consists of seven individuals, one of whom is an Interested Director. The Chairman of the Board, Mr. Bradshaw, is the Interested Director and is the President of the Fund, the President of the Investment Adviser, and is the President and a director of Cornerstone Total Return Fund, Inc. and, until its merger with and into the Fund, Cornerstone Progressive Return Fund, respectively. The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Investment Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below. Each of the Directors attended at least seventy-five (75%) percent of the four (4) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a member. Each director attended all four (4) meetings of its committees (including regularly scheduled and special meetings) held during the period for which he was a member. The Board does not have a policy regarding Directors’ attendance at the Annual Stockholders Meeting, but all are invited to attend.

THE AUDIT COMMITTEE

The Fund has a standing Audit Committee (the “Audit Committee”), which is comprised of Messrs. Dean, Meese III, Morris, Rogers, Strauss, and Wilcox, Sr., all of whom are Directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Audit Committee has a written charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee convened four (4) times during the 2018 calendar year.

The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

The responsibilities of the Audit Committee, as approved by the Directors, are set forth in the Audit Committee Charter, a copy of which is available on the Fund’s website at http://www.cornerstonestrategicvaluefund.com/Data/Sites/21/media/docs/Audit_Charter.pdf, under the section “Corporate Governance – Audit Committee Charter.”

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Fund has a standing Nominating and Corporate Governance Committee (the “N&CG Committee”), which is comprised of Messrs. Dean, Meese III, Morris, Rogers, Strauss, and Wilcox, Sr., all of whom are Directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The N&CG Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the N&CG Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the N&CG Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

The N&CG Committee will consider all nominees recommended by Stockholders of the Fund, so long as Stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund’s By-laws. The N&CG Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the N&CG Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee’s: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The N&CG Committee does not have a policy with regard to considering diversity when identifying candidates for election, but would expect to consider race, gender and professional experience diversity when identifying future candidates. The N&CG Committee will ultimately recommend nominees that it believes will enhance the Board’s ability to oversee, in an effective manner, the affairs and business of the Fund. The N&CG Committee will consider and evaluate Stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. The deadline for submitting a Stockholder proposal for inclusion in the Fund’s proxy statement and proxy for the Fund’s 2020 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is November 1, 2019. Stockholders wishing to submit proposals or director nominations that are to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund no later than the close of business on November 1, 2019. Stockholders are also advised to review the Fund’s By-laws, which contain additional requirements with respect to advance notice of Stockholder proposals and director nominations.

In 2019, the N&CG Committee met and discussed the nomination of the Class III Directors of the Fund for the 2019 Annual Meeting of Stockholders. The Nominees were recommended by the N&CG Committee, comprised of the non-interested Directors. The N&CG Committee convened four (4) times during the 2018 calendar year.

The responsibilities of the N&CG Committee, as approved by the Directors, are set forth in the N&CG Committee Charter, a copy of which is available on the Fund’s website at: http://www.cornerstonestrategicvaluefund.com/Data/Sites/21/media/docs/Nominating_Charter.pdf, under the section “Corporate Governance - Nominating and Corporate Governance Committee Charter.”

BOARD’S ROLE IN RISK OVERSIGHT OF THE FUND

The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and Nominating and Corporate Governance Committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s Chief Compliance Officer), portfolio management personnel of the Investment Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of Fund personnel, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Investment Adviser and the Fund’s other service providers have also adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and consider whether any changes to the current structure are prudent.

REQUIRED VOTE

Directors are elected by a plurality of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. ANDREW A. STRAUSS AND GLENN W. WILCOX, SR. AS CLASS III DIRECTORS OF THE FUND.

PROPOSAL 2	—	TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH CORNERSTONE ADVISORS ASSET MANAGEMENT LLC

Introduction

You are being asked to approve a new investment management agreement (the “New Management Agreement”) between the Fund and Cornerstone Advisors Asset Management LLC (the “New Investment Adviser”). Under the Fund’s current investment management agreement with Cornerstone Advisors, Inc. (the “Current Adviser”) (the “Current Management Agreement”), the Current Adviser carries out the investment and reinvestment of the assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations.

The Current Adviser has acted as the Fund’s Investment Adviser since 2001, and has its principal office at 1075 Hendersonville Road, Suite 250, Asheville, NC 28803. The Current Adviser was organized in February 2001, to provide investment management services to closed-end investment companies and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Current Adviser is the investment adviser to one other closed-end fund, Cornerstone Total Return Fund, Inc. Messrs. Ralph W. Bradshaw and Gary A. Bentz are the only stockholders of the Current Adviser.

At a meeting held on Friday, February 8, 2019, the Board of Directors of the Fund, including all of the independent directors who are not “interested” persons as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)(the “Independent Directors”), approved the New Management Agreement to be entered into between the Fund and the New Investment Adviser. The Independent Directors’ considerations are set forth below. The New Investment Adviser is owned by the Cornerstone Trust, a trust established on January 29, 2019. The trustees of the Cornerstone Trust include, but are not limited to, Messrs. Ralph W. Bradshaw, Joshua G. Bradshaw and Daniel W. Bradshaw. It is anticipated that the New Investment Adviser’s name will be changed to Cornerstone Advisors LLC upon completion of the reorganization described above (the “Reorganization”). It is anticipated that the Reorganization will be completed in 2019. Subject to stockholder approval of the New Management Agreement, the New Investment Adviser will become the Fund’s investment adviser upon completion of the Reorganization.

The Reorganization is being considered as a change of control of the Current Adviser and therefore would constitute an “assignment” (as defined in the 1940 Act) of the Fund’s Current Management Agreement. As required by the 1940 Act, the Current Management Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Management Agreement will terminate upon the completion of the Reorganization. You are being asked to approve the New Management Agreement to enable the New Investment Adviser to manage the Fund following the completion of the Reorganization. The New Investment Adviser’s registration as an investment adviser must be declared effective by the SEC prior to the completion of the Reorganization. If stockholders approve the New Management Agreement prior to the effective date of the New Investment Adviser’s registration as an investment adviser, the Current Management Agreement will continue to be in effect until the New Management Agreement becomes effective upon the completion of the Reorganization. In the event that the New Management Agreement is not approved by stockholders or the Reorganization is not completed, the Current Adviser will continue to serve as investment adviser of the Fund pursuant to the terms of the Current Management Agreement.

There will be no increase in management fees as a result of the New Management Agreement for the Fund. The New Investment Adviser is in agreement with and committed to the ongoing distribution policy carried out by the Fund under the direction of the Board of Directors. The Reorganization is not expected to have a material adverse impact on the nature, extent, or quality of the services provided by the New Investment Adviser to the Fund, although there can be no assurances that the New Investment Adviser will not be affected by the Reorganization.

The Reorganization

Messrs. Ralph W. Bradshaw and Gary A. Bentz are the only stockholders of Cornerstone Advisors, Inc. Mr. Ralph W. Bradshaw is President and Chairman of the Board of Directors of the Fund. Mr. Gary A. Bentz is Assistant Treasurer of the Fund. After the completion of the Reorganization, Messrs. Ralph W. Bradshaw, Joshua G. Bradshaw and Daniel W. Bradshaw will continue to be the Fund’s portfolio managers and officers of the Fund. Mr. Bentz will become a consultant on non-advisory matters only to the New Investment Adviser.

Impact of the New Investment Adviser on the Fund

The Reorganization will not result in any material changes in the manner in which the New Investment Adviser provides investment management services to the Fund or the personnel providing services to the Fund. The New Investment Adviser will remain based in Asheville, North Carolina. The New Investment Adviser will continue to carry out the investment and reinvestment of the assets of the Fund, continuously furnish an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged, and implement such determinations. No major changes to the New Investment Adviser’s executive management, investment management, administration, compliance, and other personnel are anticipated as a direct result of the Reorganization. Similarly, no changes to the Fund’s portfolio managers are anticipated as a direct result of the Reorganization.

Information Concerning the Parties to the Reorganization

The Adviser. The Current Adviser is located at 1075 Hendersonville Road, Suite 250, Asheville, North Carolina 28803. The Current Adviser began conducting business in February 2001 and manages one other closed-end fund with combined total assets with the Fund, of approximately $1,157.1 million, as of December 31, 2018. The New Investment Adviser was organized on January 29, 2019.

Comparison of New Management Agreement with Current Management Agreement

The terms of the New Management Agreement are substantially identical to the terms of the Current Management Agreement, except for the dates of execution and effectiveness. The stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The material terms of the New Management Agreement are discussed below. For purposes of the discussion below the term “adviser” refers to the Current Adviser and the New Investment Adviser.

Investment Management Services. Each of the Current Management Agreement and the New Management Agreement provides that, subject to the supervision of the Fund’s Board, the adviser regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions. The adviser determines what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act and any specific policies adopted by the Fund’s Board and disclosed to the adviser.

Under each of the Current Management Agreement and the New Management Agreement, the adviser is authorized, for the purchase and sale of the Fund’s portfolio services, to employ such dealers and brokers as may, in the judgment of the adviser, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those that the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the adviser. It is understood that the expenses of the adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the adviser by brokers who effect securities transactions for the Fund may be used by the adviser in servicing other investment companies and accounts that it manages. Similarly, research services furnished to the adviser by brokers who effect securities transactions for other investment companies and accounts that the adviser manages may be used by the adviser in servicing the Fund. It is understood that not all of these research services are used by the adviser in managing any particular account, including the Fund.

Each of the Current Management Agreement and the New Management Agreement provides that the adviser will also advise the Fund with respect to all matters relating to the Fund’s use of leveraging techniques, monitor the performance of the Fund’s outside service providers, including the Fund’s administrator, transfer agent and custodian, be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations, and pay the salaries, fees and expenses of such of the Fund’s directors, officers or employees who are directors, officers or employees of the adviser or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the adviser, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The adviser may delegate any of the foregoing responsibilities to a third party with the consent of the Board of Directors.

Each of the Current Management Agreement and the New Management Agreement provides that the adviser shall not be deemed to have assumed or have responsibility for any functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, stockholder servicing agent or other agent employed by the Fund to perform such functions.

Fees. As noted above, the stated management fees to be paid by the Fund and the method of calculation are identical under the Current Management Agreement and the New Management Agreement. The adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund’s average weekly net assets.

Payment of Expenses. Each of the Current Management Agreement and the New Management Agreement requires the adviser to furnish all necessary services, facilities and personnel in connection with the performance of its services under the agreement, and states that, except as specifically indicated therein, the adviser is not responsible for any of the Fund’s ordinary or extraordinary expenses. Each of the Current Management Agreement and the New Management Agreement states that the adviser will pay or reimburse the Fund for compensation paid to the Directors who are affiliated persons of the adviser and officers of the Fund as such, except as the Board may decide.

Potential Conflicts of Interest. The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

Each of the Current Management Agreement and the New Management Agreement also provides that securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (ii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iii) where the adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Directors of the Fund that the benefits from the adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Limitation on Liability. Each of the Current Management Agreement and the New Management Agreement states that the adviser shall exercise its best judgment in rendering the services in accordance with the terms of the agreement and that the adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the agreement relates. This limitation of liability applies to affiliates, partners, stockholders, directors, officers and employees of the adviser and its affiliates who may perform services for the Fund contemplated by both the Current Management Agreement and the New Management Agreement. Neither of the adviser nor any other such person is protected, however, from liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Current Management Agreement and the New Management Agreement.

Term and Continuance. The Current Management Agreement has been in effect for an initial term of two years and for successive one-year periods subject to such continuance being approved annually in the manner required by the 1940 Act. If approved by stockholders prior to the completion of the Reorganization, the Fund’s New Management Agreement will go into effect upon the completion of the Reorganization. and, unless terminated in accordance with its terms, will stay in effect for an initial two-year term. If not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not interested persons of a party to the New Management Agreement.

Termination. Each of the Current Management Agreement and the New Management Agreement (a) may terminated at any time, without penalty, by the Fund’s Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the adviser, upon sixty (60) days’ written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act).

Board Considerations Regarding Approval of the New Management Agreement

The Board has evaluated the Reorganization and the New Management Agreement for the Fund. In connection with their evaluation of the Reorganization and the New Management Agreement for the Fund, the Independent Directors requested such information as they deemed reasonably necessary, including: (a) the structure of the New Investment Adviser and the reasons for Reorganization; (b) the effect of the Reorganization on the ongoing services provided to the Fund; (c) the stability and continuity of the New Investment Adviser’s management and key employees; (d) the post-Reorganization financial resources of the New Investment Adviser; (e) the nature, quality and extent of the services to be provided by New Investment Adviser; (f) the cost to the New Investment Adviser for providing such services, with special attention to the New Investment Adviser’s potential profitability (and whether the New Investment Adviser may realize any economies of scale); (g) the direct and indirect benefits that may be received by the New Investment Adviser from its relationship with the Fund; and (h) comparative information as to the management fees, expense ratios and performance of other similarly situated closed-end investment companies.

The Independent Directors also requested and obtained the following information in connection with their evaluation of the New Investment Adviser and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management team for the Fund; (iii) the Fund’s management fee and total expense ratio, the financial resources of the New Investment Adviser and the anticipated profitability analysis from the New Investment Adviser. In addition, the Independent Directors considered the information provided at regularly scheduled meetings throughout the year regarding the Fund’s performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Independent Directors at regularly scheduled meetings. The Independent Directors also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in February 2019.

Nature, Extent and Quality of Services. The Independent Directors considered the nature, extent and quality of the services that had been provided by the Current Adviser to the Fund and that are expected to be provided by the New Investment Adviser to the Fund following the completion of the Reorganization. The Independent Directors reviewed the terms of the New Management Agreement, and noted that such terms are substantially identical to the terms of the Current Management Agreement, except for different execution and effective dates. The Independent Directors reviewed the New Investment Adviser’s investment approach for the Fund and its research process and concluded that these would be unchanged from those of the Current Adviser. The Independent Directors considered the resources of the New Investment Adviser and the personnel of the New Investment Adviser who provide investment management services to the Fund noting that that the portfolio managers would remain unchanged. They also reviewed the non-investment resources and personnel of the New Investment Adviser that are involved in the New Investment Adviser’s services to the Fund, including the New Investment Adviser’s compliance and administration resources and personnel.

The Independent Directors considered that the New Investment Adviser will continue to supervise and monitor the performance of the Fund’s service providers and will continue to provide the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Independent Directors also considered that the New Investment Adviser will continue to provide those investment management and research services and resources to the Fund following the completion of the Reorganization.

The Independent Directors considered that the Reorganization will not have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its stockholders, including investment management, risk management, administrative, compliance and other services.

Based on these considerations, the Independent Directors concluded that the nature, extent and quality of services that the New Investment Adviser will provide to the Fund under the New Management Agreement will be satisfactory and consistent with the terms of the Current Management Agreement.

Performance of the Fund. In considering the Fund’s anticipated performance under the New Management Agreement, the Independent Directors noted that they regularly reviewed and discussed throughout the year data prepared by the Current Adviser and information comparing the Fund’s performance with the performance of the S&P 500 Index. The Independent Directors also noted that they expect that the New Investment Adviser will continue to provide the same level of performance as the Current Adviser has provided the Fund in the past. The Independent Directors noted that the New Investment Adviser’s experience and expertise with respect to the Fund’s managed distribution program, the Fund’s historic premium to net asset value and the success of previously completed rights offerings were factors in their deliberations concerning the approval of the New Management Agreement. The Independent Directors also considered that the New Investment Advisor is in agreement with and committed to the ongoing distribution policy carried out by the Fund under the direction of the Board of Directors.

Management Fee and Expenses. The Independent Directors noted that the stated management fee to be paid by the Fund to the New Investment Adviser is identical under the Current Management Agreement and the New Management Agreement. The Independent Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds. To the extent applicable, the Independent Directors also considered the impact of transfer agency, custodian, fund accounting, fund administration, and other non-management fee expenses on the expense ratios of the Fund.

The Independent Directors concluded that the management fee to be paid by the Fund to the New Investment Adviser was not unreasonable in relation to the nature and quality of the services to be provided by the New Investment Adviser.

Profitability. The Independent Directors considered information provided by the New Investment Adviser regarding the anticipated profitability of the New Investment Adviser with respect to the advisory services to be provided by the New Investment Adviser to the Fund. The Independent Directors also considered the New Investment Adviser’s anticipated profit margin in connection with the overall operation of the Fund. The Independent Directors concluded that the New Investment Adviser’s anticipated profitability with respect to the management of the Fund would not be unreasonable or excessive.

Section 15(f) Considerations. The New Investment Adviser intends to rely, to the extent appropriate, on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as the Current Adviser) to an investment company (such as the Fund) or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the Reorganization, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board of Directors currently meets this requirement as six of the seven the directors are independent and will continue to be independent for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Reorganization. An “unfair burden” includes: any arrangement during the two-year period after the Reorganization where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Independent Directors determined that there was no “unfair burden” imposed as a result of the Reorganization, and that they will ensure that this condition will continue to be satisfied for the required time period.

Conclusion. After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the New Management Agreement for the Fund, including the management fees payable thereunder, was fair, not unreasonable and in the best interest of the Fund and its stockholders. The Directors, including the Independent Directors, voted to approve the New Management Agreement and to recommend that the stockholders approve the New Management Agreement.

Required Vote

To become effective with respect to the Fund, the New Management Agreement must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund. A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

The Board recommends that you vote “FOR” thE proposal to APPROVE THE NEW MANAGEMENT AGREEMENT WITH CORNERSTONE ADVISORS ASSET MANAGEMENT LLC.

AUDIT COMMITTEE REPORT

In February 2019, the Audit Committee met with the Fund’s Administrator, Ultimus Fund Solutions, LLC, and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund’s audited financial statements for the calendar year ended December 31, 2018. The Fund’s independent registered public accounting firm represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund’s Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

The Fund’s independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

Based upon the Audit Committee’s discussion with the Fund’s Administrator and the independent registered public accounting firm and the Audit Committee’s review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the calendar year ended December 31, 2018 filed with the Securities and Exchange Commission.

This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

The Audit Committee of the Board of Directors has selected Tait, Weller & Baker LLP to be employed as the Fund’s independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

Respectfully submitted,

Glenn W. Wilcox, Sr., Chairman
Robert E. Dean
Scott B. Rogers
Edwin Meese III
Matthew W. Morris
Andrew A. Strauss

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm for the calendar year ended December 31, 2018, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund’s registered public accounting firm for the calendar year ending December 31, 2019.

A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Stockholders or to make a statement, but may be available by telephone to respond to appropriate questions from Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP for the years ended December 31, 2018 and 2017 were:

Service	2018	2017
Audit Fees	$28,200	$27,400
Audit-Related Fees	0	0
Tax Fees (1)	5,900	5,750
All Other Fees (2)	1,600	1,600
Total	$35,700	$34,750

(1)	Tax services in connection with the Fund’s excise tax calculations and review of the Fund’s applicable tax returns.

(2)	All Other Fees represents charges for review of the Fund’s rights offering documents.

All of the services performed by the Fund’s independent registered public accounting firm, including audit-related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. Audit Fees for the years ended December 31, 2018 and 2017 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2018 and 2017 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual.

The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP’s independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements. Of the time expended by the Fund’s independent registered public accounting firm to audit the Fund’s financial statements for the calendar year ended December 31, 2018, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm’s full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of the Investment Adviser

INFORMATION PERTAINING TO THE FUND’S
INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

Cornerstone Advisors, Inc. has acted as the Fund’s Investment Adviser (the “Investment Adviser”) since 2001, and has its principal office at 1075 Hendersonville Road, Suite 250, Asheville, NC 28803. Cornerstone Advisors, Inc. was organized in February 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the investment adviser to one other closed-end fund, Cornerstone Total Return Fund, Inc. Messrs. Bradshaw and Bentz are the only stockholders of the Investment Adviser.

Mr. Bradshaw is President and Chairman of the Board of Directors of the Fund. Mr. Bentz is Assistant Treasurer of the Fund.

The continuation of the Current Management Agreement was last approved by the Board of Directors on February 8, 2019.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, currently acts as the Administrator of the Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the Investment Company Act in combination require the Fund’s directors and officers, persons who own more than ten (10%) of the Fund’s Common Stock, and the Fund’s Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund’s directors and officers, the Fund’s Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2018.

INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on December 31, 2018:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares Outstanding
Sit Investment Associates, Inc.* 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	9,384,662	12.9%

*	Pursuant to a 13G filing dated February 5, 2019 for the quarter ended December 31, 2018.

Additionally, on February 19, 2019, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [xx,xxx,xxx] shares of the Fund, equal to approximately [xx.x%] of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION

This Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund has filed with the SEC, under the Exchange Act and the Investment Company Act of 1940, as amended, to which reference is hereby made.

The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

All proposals by Stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in the year 2020, must be received by the Fund addressed to Cornerstone Strategic Value Fund, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, in advance of that meeting as set forth in this document.

CORNERSTONE STRATEGIC VALUE FUND, INC.

Hoyt M. Peters, Secretary

Dated: March 1, 2019

CORNERSTONE STRATEGIC VALUE FUND, INC.

PROXY CARD FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 16, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Cornerstone Strategic Value Fund, Inc. (the “Fund”) hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Andrew A. Strauss, Scott B. Rogers, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held at the First Floor Conference Room, 1075 Hendersonville Rd., Asheville, NC 28803, on April 16, 2019 at 11:30 a.m., Eastern Time, or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to the election of the directors and the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1 and Proposal 2 and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders, in the interest of the Fund.

(Continued and to be dated and signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CORNERSTONE STRATEGIC VALUE FUND, INC.

April 16, 2019

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.cornerstonestrategicvaluefund.com/Data/Sites/21/media/docs/CLM_proxy_final.pdf

PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR’ PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To approve the election of two (2) Directors:

NOMINEE:

Andrew A. Strauss	For	/ /	Withhold	/ /
Glenn W. Wilcox, Sr.	For	/ /	Withhold	/ /

2. To approve a new investment management agreement with Cornerstone Advisors Asset Management LLC:

For	Against	Abstain
/ /	/ /	/ /

3. In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the said Meeting or any adjournment thereof.

For	Against	Abstain
/ /	/ /	/ /

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders, whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ] Please note that changes to the registered name(s) on the account may not be submitted by this method.

SIGNATURE OF STOCKHOLDER	DATE

SIGNATURE OF STOCKHOLDER	DATE

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.